                                                                    EXHIBIT 99.1

                                   SIGNATURES

                                             BECKER DRAPKIN MANAGEMENT, L.P.

                                             By:    BC Advisors, LLC
                                             Its:   General Partner

                                             By:    /s/ Ashley Sekimoto
                                                    ---------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 23, 2013

                                             BECKER DRAPKIN PARTNERS (QP), L.P.

                                             By:    Becker Drapkin Management, L.P.
                                             Its:   General Partner

                                             By:    BC Advisors, LLC
                                             Its:   General Partner

                                             By:    /s/ Ashley Sekimoto
                                                    ---------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 23, 2013

                                             BECKER DRAPKIN PARTNERS, L.P.

                                             By:    Becker Drapkin Management, L.P.
                                             Its:   General Partner

                                             By:    BC Advisors, LLC
                                             Its:   General Partner

                                             By:    /s/ Ashley Sekimoto
                                                    ---------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 23, 2013

                                             BC ADVISORS, LLC

                                             By:    /s/ Ashley Sekimoto
                                                    ---------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 23, 2013

                                             STEVEN R. BECKER

                                             /s/ Ashley Sekimoto
                                             ---------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 23, 2013

                                             MATTHEW A. DRAPKIN

                                             /s/ Ashley Sekimoto
                                             ---------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 23, 2013